Exhibit 99.1

BurgerFi Names Burger-Industry Veteran Julio Ramirez as CEO

BurgerFi Appoints Former Chief Operations Officer for Global Operations at Burger King

to Lead Company Through its Next Chapter of Growth

PALM BEACH, FL – October 16, 2020 – OPES Acquisition Corp.’s (NASDAQ: OPES) business combination target, BurgerFi International, has named Julio Ramirez, Chief Executive Officer. Ramirez has nearly three decades of experience in the burger industry having previously served in several senior positions at Burger King Corporation, a Restaurant Brands International Inc. (NYSE: QSR) subsidiary, including President of the Latin America/Mexico/Caribbean division, Senior Executive of Franchise Operations and Development in North America, and Executive Vice President/ Chief Operations Officer.

“BurgerFi has continued to lead the space with powerful leadership and Julio’s expertise will allow us to continue to grow within the ‘better burger’ segment,” said Ophir Sternberg, Chairman & CEO of OPES Acquisition Corp. “There is a strong market and a captive audience for fast-casual experiences. Development strategies and tactics will be key, and BurgerFi has a scalable model to grow exponentially into more locations through top institutional developers, unique growth vehicles like ghost kitchens and working with successful multi-brand operators.”

Upon leaving Burger King in 2011, Ramirez founded JEM Global, Inc., a company that specializes in assisting QSR and fast-casual brands’ with franchising and development efforts domestically and internationally. Ramirez consulted Dunkin’ Brands on its Brazil entry strategy and Buffalo Wings & Rings on its Mexico development strategy. He set up four new franchise groups in Mexico and Colombia for “100 Montaditos”, a Madrid-based Andalusian restaurant expanding into the Americas. He was also co-owner of Giardino Gourmet Salads, South Florida’s premier fast-casual concept, helping to grow the brand in Miami, Fort Lauderdale and Naples, Florida.

Ramirez is highly regarded for his ability to build franchise relationships, having led Burger King’s field marketing across North America throughout the mid-1990s as part of Burger King’s successful “Back to Basics” campaign, which attained positive comparable sales for several years. In the early 2000s, he effectively managed over 1,100 franchisees in North American operations and led several key working committees, including franchise relations, operations technology and restaurant finance.

Ramirez introduced the Burger King brand in over 10 countries throughout Latin America, effectively establishing the supply chain, selecting outstanding franchisees, and building a team that opened more restaurants than McDonald's (MCD) in 16 of 25 countries. In Brazil, for example, he developed a local team that assembled an effective supply source, signed ten franchisees in a regional network, opened an office in Sao Paulo and successfully launched the brand with an impactful marketing campaign—all of which resulted in Burger King’s first 60 Brazilian locations yielding annual sales substantially greater than the US average, in the face of tough local competition. In Mexico, he built a team that surpassed both MCD’s and KFC’s unit development, opening over 400 restaurants throughout the country.

“Today’s consumers demand an outstanding guest experience on each visit and BurgerFi not only delivers strong on its service but also owns the outstanding quality and ‘better burger’ segment,” said Julio Ramirez, newly-appointed CEO of BurgerFi. “BurgerFi has several unique brand differentiators with its premium natural ingredients, technology enhanced infrastructure and commitment to sustainability that has the potential to capture significant market share, both nationally and internationally, through a highly scalable model. I look forward to leading the team through its next chapter of expansion and the continued evolution of the brand.”

Ramirez holds an MBA from the University of Georgia. He has also completed the Advanced Management Program from the Wharton School of Business at the University of Pennsylvania. He served as an Executive Board Member of United Way of Miami-Dade County, was a founding member of the Burger King “Have it your Way” Foundation and is currently a member of the prestigious Orange Bowl Committee. Ramirez was an external director at Grupo Intur – the largest franchisee of American QSR brands in Central America with over 200 locations of 8 different brands across several nations.

In celebration of Julio Ramirez’s appointment as CEO and in conjunction with National Boss’s Day, today Friday, October 16th, BurgerFi will be offering the gourmet CEO Burger paired with its urban-style fries as a $10 pairing. Visit www.burgerfi.com to find the nearest participating location.

About OPES Acquisition Corp.

OPES Acquisition Corp. (NASDAQ: OPES, OPESW) is a special purpose acquisition company headquartered in Miami and organized for the purpose of effecting a merger, asset acquisition, stock purchase or other similar business combination with one or more businesses or entities. For more information, please visit www.opesacquisitioncorp.com.

About BurgerFi

Established in 2011, BurgerFi is among the nation's fastest-growing better burger concepts with approximately 125 BurgerFi restaurants domestically and internationally. The concept was chef-founded and is committed to serving fresh food of transparent quality. BurgerFi uses 100% natural American angus beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi placed in the top 10 on Fast Casual's Top 100 Movers & Shakers list in 2020, was named "Best Burger Joint" by Consumer Reports and fellow public interest organizations in the 2019 Chain Reaction Study, listed as a "Top Restaurant Brand to Watch" by Nation's Restaurant News in 2019, included in Inc. Magazine's Fastest Growing Private Companies List, and ranked on Entrepreneur's 2017 Franchise 500. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com, 'Like' BurgerFi on Facebook or follow @BurgerFi on Instagram and Twitter.

© 2020 BURGERFI International, LLC  All rights reserved.
BURGERFI, BURGERFICATION, and the other marks used herein are trademarks of BURGERFI IP, LLC and may not be used without permission.

Disclaimer

OPES and BurgerFi, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of OPES common stock with respect to the proposed transaction between OPES and BurgerFi (the “Business Combination”). Information about OPES’s directors and executive officers and their current ownership of OPES’s shares of common stock is set forth in the preliminary proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated below.

In connection with the Business Combination, on September 25, 2020, OPES filed with the SEC, the preliminary proxy statement on Schedule 14A, which included, among other proposals, the proposal to approve the Business Combination, and OPES continues to file other relevant materials with the SEC. Promptly after filing its definitive proxy statement relating to the Business Combination with the SEC, OPES will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Business Combination, and other proposals. INVESTORS AND SECURITY HOLDERS OF OPES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT OPES WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPES, BURGERFI, AND THE BUSINESS COMBINATION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by OPES with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to OPES at: 4218 NE 2nd Avenue, Miami, FL 33137.

Forward-Looking Statements:

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by OPES on March 30, 2020. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by OPES stockholders; the ability to meet the listing standards of the securities exchange following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: BurgerFi’s limited operating history; BurgerFi’s ability to manage growth; BurgerFi’s ability to execute its business plan; BurgerFi’s estimates of the size of the markets for its products; the rate and degree of market acceptance of BurgerFi’s products; BurgerFi’s ability to identify and integrate acquisitions; potential litigation involving OPES or BurgerFi or the validity or enforceability of BurgerFi’s intellectual property; general economic and market conditions impacting demand for BurgerFi’s products and services; and such other risks and uncertainties as are discussed in the proxy statement to be filed relating to the Business Combination. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required stockholder approval, or the failure of other closing conditions.

OPES expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach

(949) 574-3860

OPES@GatewayIR.com

Company Contacts:

OPES

Ashley Spitz, ashley@opesacquisitioncorp.com

BurgerFi International

Crystal Rosatti, crystal@burgerfi.com

Media Relations Contact:

Quinn PR

Laura Neroulias, LNeroulias@quinn.pr